UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 24, 2013

COMPUTER TASK GROUP, INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

NEW YORK

(State or Other Jurisdiction

of Incorporation)

1-9410	16-0912632
(Commission File Number)	(IRS Employer Identification No.)

800 Delaware Avenue, Buffalo, NY	14209
(Address of Principal Executive Offices)	(Zip Code)

(716) 882-8000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On June 24, 2013, the Registrant issued a press release announcing that it has changed its stock trading symbol from CTGX to CTG effective at the market open on July 1, 2013. The text of the press release is set forth in Exhibit 99.1 attached hereto. This information is furnished and not filed.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits:

99.1	Press release dated June 24, 2013 announcing that it has changed its stock trading symbol from CTGX to CTG effective at the market open on July 1, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPUTER TASK GROUP, INCORPORATED

Date: June 24, 2013	By:	/s/ Peter P. Radetich
Name: Peter P. Radetich
Title: Senior Vice President & Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated June 24, 2013 announcing that it has changed its stock trading symbol from CTGX to CTG effective at the market open on July 1, 2013.